TWIN DISC® 100 YEARS

JUNIPER INVESTOR MEETING
October 16, 2018

SAFE HARBOR STATEMENT

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2018 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

TWIN DISC OVERVIEW

TWIN DISC STRATEGIC PRIORITIES

- Continued growth in land-based transmission business
- Increased focus on controls and system integration rather than individual components
- Integration of Veth Propulsion acquisition
- Development of hybrid technologies for diesel applications
- North American footprint expansion to accommodate volume growth
  - Texas facility for depot & industrial assembly
  - Separate aftermarket facility in SE Wisconsin
- M&A priorities
  - Industrial
  - Marine technology

TWIN DISC AT A GLANCE

- Founded in 1918
- Headquartered in Racine, WI
  - ~900 employees (incl. Veth)
- Designer and manufacturer of heavy duty power transmission equipment
- A global company
  - Manufacturing operations in the U.S., Belgium, Netherlands, Italy, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 46% of FY18 pro forma sales to international markets
- Diversified product and market portfolio made up of three segments: marine and propulsion systems, land-based systems and industrial products
- Recently completed acquisition of Veth Propulsion, further expanding geography and product offering
  - FY18 pro forma revenue of $295.7 million
- Q1 FYI9 follow-on offering raised $32M to strengthen balance sheet and provide capital for further strategic action.



Other
2%
Industrial
13%
Marine & Propulsion Systems
40%
FY18 REVENUE
Land-Based Systems
45%



Other
2%
Industrial
10%
Marine & Propulsion Systems
51%
FY18 PRO FORMA REVENUE W/ VETH PROPULSION
Land-Based Systems
36%

Note: Represents fiscal year ending June 30, 2018.

GEOGRAPHIC DIVERSITY



★ Manufacturing location
● Company owned distribution / service location
● Purchasing / sourcing offices

- North American oil and gas markets driving increase in FY18
- European segment has been relatively stable in recent years
- Asia Pacific sales have experienced strong recovery in FY18



Rest of World 36%
FY18 REVENUE
North America 64%
Rest of World 46%
FY18 PRO FORMA REVENUE W/VETH PROPULSION
North America 54%

Note: Represents fiscal year ending June 30, 2018.

Confidential

MARINE & PROPULSION – WORK BOAT / COMMERCIAL MARINE

Target Markets

Diesel powered planning & displacement vessels 30' – 250'.

Products
- transmissions
- propellers
- MCD's
- controls


Azimuth Thrusters


Transmissions


MCDs


Propellers

Market Dynamics

- European market remains stable
- Recent softness in China economy tempered Asian growth in recent years
- Long term growth in Asia, Latin America and North America expected to continue
- Acquisition of Veth Propulsion expected to provide synergistic growth opportunities



Customers

BOURBON, CAT, Cummins, DAMEN, INGRAM, IVECO, KIRBY, MITSUBISHI, SEACOR, SEWART SUPPLY, LLC, TWT TIDEWATER TRANSIT CO. INC, VOLVO

Confidential

TWIN DISC 100 YEARS

MARINE & PROPULSION – PLEASURE CRAFT

Target Markets	High speed diesel powered planing & displacement yachts 50’ – 150’.



Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

- Market remains stable but off historic highs, some market share gains recently
- EJS™ introduced and Cat®Three60 available
- Estimated 5+ years before market recovers to pre-recession levels
- Continue to emphasize technological differentiation

Customers

AZIMUT YACHTS
CAT
Cummins
FERRETTIGROUP
Hatteras
MAN
Madeira
mtu
PALMER JOHNSON
SANLORENZO
Sunseeker
VOLVO

Confidential

TWIN DISC 100 YEARS

MARINE & PROPULSION – PATROL CRAFT

Target Markets

High speed diesel powered planing & displacement yachts 50'– 150'.

Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

– Experienced recent growth as demand for coastal security applications has increased globally

– Expect long term growth to continue

– Demand for high performance and reliability provides competitive advantage.



Customers

CAT

ISRAEL NAVY חיל הים

MAN

mtu

VOLVO

RECENT ACQUISITION: VETH PROPULSION OVERVIEW

TRANSACTION OVERVIEW & BUSINESS DESCRIPTION

- Acquired Veth Propulsion for €49.7 million; additional consideration of up to €3.3 million payable in Twin Disc common stock if certain earn-out provisions are met
- Financed with existing cash / new debt facility
- Veth Propulsion's expected calendar 2018 net sales are approximately €51 million
- Global manufacturer of highly-engineered main and auxiliary marine propulsion products
- Leader in rudder propellers, bow thrusters, generator sets and engine service and repair
- Strong presence in key European maritime markets with deep and long-standing customer relationships
- Main headquarters located in Papendrecht, Netherlands with a global presence in over 40 countries

END MARKET BY SHIP TYPE


2017
Inland Marine 22%
Passenger Vessels 20%
Ferries 15%
Sea Going Vessels 13%
Workboats / Tugboats 9%
Other 21%


Z-Drives


L-Drives


Diesel Engines / Generator Sets


Propellers


Veth-Jet


Steering Grids


Electronics


Elbow Thruster

VETH PROPULSION PRODUCT OVERVIEW

Azimuth Thrusters

- Rudder propeller with 360° maneuverability
- Allows for greater flexibility in design of marine engine room
- Mountable without dry-docking



Z-Drive
Diesel / Hybrid



L-Drive
Electric / Diesel-Electric

Tunnel Thrusters

- Customized solutions designed for each vessel structure
- Increase efficiency and minimal cavitation with unique streamlined tailpiece



Tunnel Thrusters

Diesel Engines / Generator Sets

- Distributor of diesel engines / generator sets
- Broad product offering
- Full supply, installation, service and repair services
- Product combinations serve multiple applications



Diesel Engines / Generator Sets

Electronics / Other

- Operating systems and control panels for Veth Propulsion products certified for maritime sector
- Fully dimmable touchscreen color panels
- Rapid start, motor readings and autopilot systems



Electronics

STRATEGIC RATIONALE FOR VETH PROPULSION ACQUISITION

- ☑ *Complementary product offering with exposure to new technologies*
- ☑ *Additive engineering talent and product development capabilities*
- ☑ *Acceleration of hybrid technology strategy*
- ☑ *End market diversification away from land-based energy markets and a broader array of overall demand drivers for Twin Disc (i.e., commercial marine exposure)*
- ☑ *Extension of European footprint with a new, world-class facility*
- ☑ *Significant synergy potential, with expected annual synergies of ~$2 million by FY21*
- ☑ *Compelling value creation opportunity with anticipated strong earnings accretion and return on invested capital*

LAND BASED TRANSMISSION PRODUCTS

Target Markets

Diesel powered off-highway and all-terrain specialty vehicles 400hp – 3000hp.

Products



TA90-8501 Fracking Transmission



TA90-7500 Fracking Transmission



TD61-1180 ARFF Transmission

Market Dynamics

- **Pressure Pumping:**
  - Decline in global oil prices in 2015 caused drop in demand into FY17
  - Started to ship units to Latin America in FY14
  - Global markets continue to represent opportunity for above-average growth in the long term
  - After an extended pause, initial new unit order received in second quarter of FY17
  - Both new unit and aftermarket activity sustained through FY18
- **Airport Rescue and Fire Fighting (ARFF) :**
  - Markets expected to remain stable with potential for modest growth
  - Released next generation transmission system for ARFF





Customers

M.G. BRYAN EQUIPMENT CO.

PROFRAC

CALFRAC WELL SERVICES

TRICAN WELL SERVICE

FTS INTERNATIONAL

NOV

BAE SYSTEMS

rosenbauer

Confidential

TWIN DISC 100 YEARS

INDUSTRIAL PRODUCTS

Target Markets

Heavy duty industrial disconnect applications.

Products

- Mechanical & hydraulic clutches
- Reduction gearboxes
- Pump mount drives



Power Take-Off HP1200



Power Take-Off SP314



Pump Drive



Clutch

Market Dynamics

- **North American Energy Related:**
  - Impacted by fall of oil prices beginning in FY15
  - Demand recovered in FY17 through FY18 as North American oil & gas market recovered
  - Twin Disc gained market share during recovery
- **Irrigation & Pumping Applications:**
  - Power take-off and industrial gearbox lines drove growth
  - Solid reputation for quality, global service and new product development expected to continue to generate growth opportunities in the future
- **Several recent product launches expected to drive sales in near term:**
  - Leveraging controls technology as a competitive advantage
  - Accelerating activity with new customers and applications





Customers

Bandit Industries, Inc.; CAT; Cummins; Morbark; Peterson an Astec Industries Co.

Confidential

TWIN DISC YEARS

GROWTH OVERVIEW

FY19 GROWTH OUTLOOK

- **Marine markets are beginning to accelerate**
  - Asian commercial marine markets experienced softening from FY15 through FY17, but experienced significant recovery in FY18
    - Longer term, this remains a potential high growth market for the Company's products
  - North American commercial marine (non-oil and gas) demonstrating strong momentum
  - Offshore support vessel market still depressed, with initial positive signs of recovery
  - Global mega yacht market remains flat, however opportunity exists for select market share gains
  - Patrol boat market expected to continue to expand in the long-term as coastal security remains a focus around the world
  - Veth synergies provide significant growth potential in global commercial marine applications
- **North American oil & gas landscape key variable in near term outlook**
  - Recent order activity drives consistent volume through FY19
  - Sustained aftermarket activity signals broader recovery
  - Intent on maintaining / growing our position in this market
- **Industrial product introductions will continue to drive growth**

BACKLOG SUMMARY

SIX MONTH BACKLOG (1)

($ in millions)



$120
$100
$80
$60
$40
$20
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY16
FY17
FY18

Note: Excludes Veth Propulsion.
(1) Backlog defined as orders scheduled for shipment during the next six months.

FINANCIAL OVERVIEW

NET SALES DIVERSITY

NET SALES BY CATEGORY


($ in millions)
Marine
Land-Based Transmission
Industrial
Other
$166.3
$5.9
$32.4
$29.0
$98.9
$168.2
$5.4
$28.8
$42.4
$91.6
$240.7
$5.9
$30.9
$107.2
$96.8
$295.7
$5.9
$30.9
$107.2
$151.7
FY16
FY17
FY18
PF FY18

- Marine segment includes marine transmissions, controls, surface drives, propellers and boat management systems
- Land-Based Transmission products include applications for oilfield and natural gas, military and airport rescue and firefighting
- Industrial products includes clutches, power take-offs and pump drives sold to the agriculture, recycling, construction and oil and gas markets

NET SALES MIX BY GEOGRAPHY


North America
Rest of World
48%
52%
45%
55%
36%
64%
46%
54%
FY16
FY17
FY18
PF FY18

- North America net sales increased significantly in FY18, mainly due to increased activity in the oil and gas markets
- Overall magnitude of international net sales has stayed roughly consistent
- Acquired net sales from Veth Propulsion will help further diversify geographic net sales dispersion

Note: Represents fiscal year ending June 30. Pro forma (PF FY18) includes full year of Veth Propulsion.

LEVERAGE PROFILE

TOTAL DEBT

($ in millions)



$80
$60
$40
$20
$0
Offering proceeds will reduce net leverage, which has increased significantly following the Veth Propulsion acquisition, allowing Twin to remain flexible to capitalize on market conditions and be opportunistic with attractive future M&A opportunities
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
PF Q4
FY17
FY18

Note: Represents fiscal year ending June 30. Pro forma (PF FY18) includes impact of Veth Propulsion acquisition.

HISTORICAL FINANCIAL PERFORMANCE

GROSS MARGIN



24.4%
28.7%
33.3%
FY16
FY17
FY18

- FY18 gross margins were favorably impacted by higher sales volume and a favorable product mix, primarily related to increased demand from North American fracking customers for transmission and aftermarket products
- FY17 gross margins were favorably impacted by higher sales volume, favorable product mix, successful cost reduction efforts and improved operating efficiencies

NET INCOME

($ in millions)



$9.5
FY16
FY17
FY18
$(6.3)
$(13.1)

- Net income turned positive in FY18 after two down years, due primarily to improved volume, led by oil and gas, favorable mix, operating efficiencies and cost rationalization

Note: Represents fiscal year ending June 30. Excludes Veth Propulsion.

APPENDIX

RECONCILIATION OF NET INCOME TO EBITDA

($ in thousands)

	FY16	FY17	FY18
Net Income	**($13,104)**	**($6,294)**	**$9,528**
Income Taxes	(12,282)	(3,414)	4,773
Interest Expense	426	303	282
Depreciation & Amortization	8,847	7,017	6,464
Earnings before interest, taxes, depreciation and amortization (EBITDA)	**($16,113)**	**($2,388)**	**$21,047**
Net Sales	$166,282	$168,182	$240,733
EBITDA as a % of Sales	***(9.7%)***	***(1.4%)***	***8.7%***

Note: Represents fiscal year ending June 30. Excludes Veth Propulsion.

INCOME STATEMENT SUMMARY

($ in thousands)

	FY16	FY17	FY18
Net Sales	**$166,282**	**$168,182**	**$240,733**
Gross Profit	40,595	48,232	80,236
% Margin	*24.4%*	*28.7%*	*33.3%*
MEA Expense	57,113	52,773	61,909
Restructuring Impairment	8,523	4,437	3,398
Interest Expense	426	303	282
Misc. Exp / (Inc)	(172)	248	227
Pretax Earnings	**($25,295)**	**($9,529)**	**$14,420**
Income Taxes	(12,282)	(3,414)	4,773
Minority Interest	(91)	(179)	(119)
Net Income	**($13,104)**	**($6,294)**	**$9,528**
EBITDA	($16,113)	($2,388)	$21,047

Note: Represents fiscal year ending June 30. Excludes Veth Propulsion.